Exhibit 24.1
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Charles F. Lowrey, Robert M. Falzon, Kenneth Y. Tanji, Robert D. Axel and Margaret M. Foran, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the "Registrant") for the fiscal year ending December 31, 2018 (the "Form 10-K"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of November 2018.

/s/ Thomas J. Baltimore, Jr.
Thomas J. Baltimore, Jr.
Director

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Charles F. Lowrey, Robert M. Falzon, Kenneth Y. Tanji, Robert D. Axel and Margaret M. Foran, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the "Registrant") for the fiscal year ending December 31, 2018 (the "Form 10-K"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of November 2018.

/s/ Gilbert F. Casellas
Gilbert F. Casellas
Director

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Charles F. Lowrey, Robert M. Falzon, Kenneth Y. Tanji, Robert D. Axel and Margaret M. Foran, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the "Registrant") for the fiscal year ending December 31, 2018 (the "Form 10-K"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of January 2019.

/s/ Mark B. Grier
Mark B. Grier
Director

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Charles F. Lowrey, Robert M. Falzon, Kenneth Y. Tanji, Robert D. Axel and Margaret M. Foran, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the "Registrant") for the fiscal year ending December 31, 2018 (the "Form 10-K"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of November 2018.

/s/ Martina Hund-Mejean
Martina Hund-Mejean
Director

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Charles F. Lowrey, Robert M. Falzon, Kenneth Y. Tanji, Robert D. Axel and Margaret M. Foran, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the "Registrant") for the fiscal year ending December 31, 2018 (the "Form 10-K"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of November 2018.

/s/ Karl J. Krapek
Karl J. Krapek
Director

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Charles F. Lowrey, Robert M. Falzon, Kenneth Y. Tanji, Robert D. Axel and Margaret M. Foran, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the "Registrant") for the fiscal year ending December 31, 2018 (the "Form 10-K"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of November 2018.

/s/ Peter R. Lighte
Peter R. Lighte
Director

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Charles F. Lowrey, Robert M. Falzon, Kenneth Y. Tanji, Robert D. Axel and Margaret M. Foran, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the "Registrant") for the fiscal year ending December 31, 2018 (the "Form 10-K"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of December 2018.

/s/ George Paz
George Paz
Director

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Charles F. Lowrey, Robert M. Falzon, Kenneth Y. Tanji, Robert D. Axel and Margaret M. Foran, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the "Registrant") for the fiscal year ending December 31, 2018 (the "Form 10-K"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of December 2018.

/s/ Sandra Pianalto
Sandra Pianalto
Director

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Charles F. Lowrey, Robert M. Falzon, Kenneth Y. Tanji, Robert D. Axel and Margaret M. Foran, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the "Registrant") for the fiscal year ending December 31, 2018 (the "Form 10-K"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of November 2018.

/s/ Christine A. Poon
Christine A. Poon
Director

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Charles F. Lowrey, Robert M. Falzon, Kenneth Y. Tanji, Robert D. Axel and Margaret M. Foran, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the "Registrant") for the fiscal year ending December 31, 2018 (the "Form 10-K"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of December 2018.

/s/ Douglas A. Scovanner
Douglas A. Scovanner
Director

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Charles F. Lowrey, Robert M. Falzon, Kenneth Y. Tanji, Robert D. Axel and Margaret M. Foran, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the "Registrant") for the fiscal year ending December 31, 2018 (the "Form 10-K"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of December 2018.

/s/ John R. Strangfeld
John R. Strangfeld
Director, Non-Executive Chairman

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Charles F. Lowrey, Robert M. Falzon, Kenneth Y. Tanji, Robert D. Axel and Margaret M. Foran, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of Prudential Financial, Inc. (the "Registrant") for the fiscal year ending December 31, 2018 (the "Form 10-K"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of November 2018.

/s/ Michael A. Todman
Michael A. Todman
Director